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Arlington Tower, Rosslyn, VA

Supplemental Operating and Financial Data

Fourth Quarter 2018

WASH★REIT

Contact:
Tejal R. Engman
Vice President, Investor Relations
E-Mail: tengman@washreit.com

Company Background and Highlights
Fourth Quarter 2018

Washington Real Estate Investment Trust ("Washington REIT") owns and operates uniquely positioned real estate assets in the Washington D.C. market. As of December 31, 2018, Washington REIT owned a diversified portfolio of 48 properties, totaling approximately 6.1 million square feet of commercial space and 4,268 multifamily units, and land held for development. These 48 properties consist of 19 office properties, 16 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Real estate rental revenue	$336,890	$325,078	$82,901	$82,502	$86,606	$84,881	$81,302
Real estate expenses	(116,230)	(115,650)	(28,255)	(28,571)	(29,503)	(29,901)	(29,450)
220,660	209,428	54,646	53,931	57,103	54,980	51,852

Real estate depreciation and amortization	(121,228)	(112,056)	(31,109)	(30,272)	(29,878)	(29,969)	(28,785)
Income from real estate	99,432	97,372	23,537	23,659	27,225	25,011	23,067

General and administrative expenses	(22,089)	(22,580)	(5,352)	(5,267)	(5,649)	(5,821)	(5,868)
Real estate impairment	(1,886)	(33,152)	—	—	—	(1,886)	(28,152)
Interest expense	(51,144)	(47,534)	(12,497)	(12,499)	(13,321)	(12,827)	(11,900)
Other income	—	507	—	—	—	—	298
Gain on sale of real estate	2,495	24,915	—	—	2,495	—	24,915
Income tax benefit (expense)	—	84	—	—	—	—	(23)
Loss on extinguishment of debt	(1,178)	—	—	—	—	(1,178)	—
Net income	25,630	19,612	5,688	5,893	10,750	3,299	2,337
Less: Net loss from noncontrolling interests	—	56	—	—	—	—	—
Net income attributable to the controlling interests	$25,630	$19,668	$5,688	$5,893	$10,750	$3,299	$2,337

Per Share Data:
Net income attributable to the controlling interests	$0.32	$0.25	$0.07	$0.07	$0.13	$0.04	$0.03
Fully diluted weighted average shares outstanding	79,042	76,935	79,760	79,238	78,616	78,547	78,478
Percentage of Revenues:
Real estate expenses	34.5%	35.6%	34.1%	34.6%	34.1%	35.2%	36.2%
General and administrative expenses	6.6%	6.9%	6.5%	6.4%	6.5%	6.9%	7.2%
Ratios:
Adjusted EBITDA / Interest expense	3.9	x	4.0	x	4.0	x	3.9	x	3.9	x	3.9	x	3.9	x
Net income attributable to the controlling interest/Total real estate revenue	7.6%	6.1%	6.9%	7.1%	12.4%	3.9%	2.9%

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Assets
Land	$614,659	$614,659	$614,659	$614,659	$588,025
Income producing property	2,271,926	2,239,917	2,220,819	2,211,529	2,113,977
	2,886,585	2,854,576	2,835,478	2,826,188	2,702,002
Accumulated depreciation and amortization	(770,535)	(745,829)	(722,423)	(698,450)	(683,692)
Net income producing property	2,116,050	2,108,747	2,113,055	2,127,738	2,018,310
Development in progress, including land held for development	87,231	81,765	71,522	61,712	54,422
Total real estate held for investment, net	2,203,281	2,190,512	2,184,577	2,189,450	2,072,732
Investment in real estate held for sale, net	—	—	—	93,048	68,534
Cash and cash equivalents	6,016	4,810	5,952	11,510	9,847
Restricted cash	1,624	1,352	2,301	2,469	2,776
Rents and other receivables, net of allowance for doubtful accounts	73,861	74,395	73,650	71,499	69,766
Prepaid expenses and other assets	132,322	145,448	142,648	148,088	125,087
Other assets related to properties sold or held for sale	—	—	—	2,231	10,684
Total assets	$2,417,104	$2,416,517	$2,409,128	$2,518,295	$2,359,426
Liabilities
Notes payable	$995,397	$995,130	$994,778	$994,425	$894,358
Mortgage notes payable, net	59,792	60,541	93,071	93,991	95,141
Lines of credit	188,000	183,000	169,000	260,000	166,000
Accounts payable and other liabilities	59,567	63,683	57,983	64,823	61,565
Dividend payable	24,022	—	—	—	23,581
Advance rents	11,736	10,597	12,020	12,441	12,487
Tenant security deposits	10,112	9,857	9,643	9,466	9,149
Liabilities related to properties sold or held for sale	—	—	—	2,385	1,809
Total liabilities	1,348,626	1,322,808	1,336,495	1,437,531	1,264,090
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	799	798	787	786	785
Additional paid-in capital	1,526,574	1,526,125	1,488,366	1,485,765	1,483,980
Distributions in excess of net income	(469,085)	(450,749)	(432,585)	(419,633)	(399,213)
Accumulated other comprehensive loss	9,839	17,181	15,707	13,484	9,419
Total shareholders' equity	1,068,127	1,093,355	1,072,275	1,080,402	1,094,971
Noncontrolling interests in subsidiaries	351	354	358	362	365
Total equity	1,068,478	1,093,709	1,072,633	1,080,764	1,095,336
Total liabilities and equity	$2,417,104	$2,416,517	$2,409,128	$2,518,295	$2,359,426

Funds from Operations (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Funds from operations (FFO)(1)
Net income	$25,630	$19,612	$5,688	$5,893	$10,750	$3,299	$2,337
Real estate depreciation and amortization	121,228	112,056	31,109	30,272	29,878	29,969	28,785
Gain on sale of depreciable real estate	(2,495)	(23,838)	—	—	(2,495)	—	(23,838)
Real estate impairment	1,886	33,152	—	—	—	1,886	28,152
NAREIT funds from operations (FFO)	$146,249	$140,982	$36,797	$36,165	$38,133	$35,154	$35,436
Loss on extinguishment of debt	1,178	—	—	—	—	1,178	—
Gain on sale of non depreciable real estate	—	(1,077)	—	—	—	—	(1,077)
Structuring expenses	—	319	—	—	—	—	—
Core FFO (1)	$147,427	$140,224	$36,797	$36,165	$38,133	$36,332	$34,359

Allocation to participating securities(2)	$(526)	$(362)	$(93)	$(144)	$(144)	$(144)	$(71)

NAREIT FFO per share - basic	$1.85	$1.83	$0.46	$0.46	$0.48	$0.45	$0.45
NAREIT FFO per share - fully diluted	$1.84	$1.83	$0.46	$0.45	$0.48	$0.45	$0.45

Core FFO per share - fully diluted	$1.86	$1.82	$0.46	$0.45	$0.48	$0.46	$0.44

Common dividend declared per share	$1.20	$1.20	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	78,960	76,820	79,748	79,076	78,520	78,483	78,386
Average shares - fully diluted	79,042	76,935	79,760	79,238	78,616	78,547	78,478

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Funds available for distribution (FAD)(1)
NAREIT FFO	$146,249	$140,982	$36,797	$36,165	$38,133	$35,154	$35,436
Non-cash loss on extinguishment of debt	1,178	—	—	—	—	1,178	—
Tenant improvements and incentives	(23,535)	(18,182)	(10,730)	(5,808)	(2,330)	(4,667)	(7,788)
External and internal leasing commissions capitalized	(5,856)	(7,405)	(3,556)	(957)	(896)	(447)	(1,741)
Recurring capital improvements	(3,954)	(6,838)	(2,110)	(752)	(469)	(623)	(4,455)
Straight-line rent, net	(4,343)	(4,380)	(959)	(1,058)	(1,123)	(1,203)	(1,238)
Non-cash fair value interest expense	(865)	(970)	(214)	(215)	(217)	(219)	(221)
Non-real estate depreciation and amortization of debt costs	3,887	3,537	989	997	945	956	943
Amortization of lease intangibles, net	1,842	2,431	372	430	420	620	436
Amortization and expensing of restricted share and unit compensation	6,746	4,772	1,682	1,694	1,830	1,540	1,211
FAD	$121,349	$113,947	$22,271	$30,496	$36,293	$32,289	$22,583
Gain on sale of non depreciable real estate	—	(1,077)	—	—	—	—	(1,077)
Structuring expenses	—	319	—	—	—	—	—
Core FAD (1)	$121,349	$113,189	$22,271	$30,496	$36,293	$32,289	$21,506

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2018	12/31/2017	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Adjusted EBITDA(1)

Net income	$25,630	$19,612	$5,688	$5,893	$10,750	$3,299	$2,337
Add:
Interest expense	51,144	47,534	12,497	12,499	13,321	12,827	11,900
Real estate depreciation and amortization	121,228	112,056	31,109	30,272	29,878	29,969	28,785
Income tax (benefit) expense	—	(84)	—	—	—	—	23
Real estate impairment	1,886	33,152	—	—	—	1,886	28,152
Non-real estate depreciation	908	657	236	226	191	255	243
Structuring expenses	—	319	—	—	—	—	—
Less:
Gain on sale of real estate	(2,495)	(24,915)	—	—	(2,495)	—	(24,915)
Loss on extinguishment of debt	1,178	—	—	—	—	1,178	—
Adjusted EBITDA	$199,479	$188,331	$49,530	$48,890	$51,645	$49,414	$46,525

(1)   Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expense and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Balances Outstanding

Secured
Mortgage note payable, net	$59,792	$60,541	$93,071	$93,991	$95,141
Unsecured
Fixed rate bonds and notes	596,876	596,714	596,467	596,219	595,972
Term loans	398,521	398,416	398,311	398,206	298,386
Credit facilities	188,000	183,000	169,000	260,000	166,000
Unsecured total	1,183,397	1,178,130	1,163,778	1,254,425	1,060,358
Total	$1,243,189	$1,238,671	$1,256,849	$1,348,416	$1,155,499

Weighted Average Interest Rates

Secured
Mortgage note payable, net	4.0%	4.0%	4.5%	4.5%	4.5%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.8%	2.8%	2.8%	2.6%	2.8%
Credit facilities	3.5%	3.2%	3.0%	2.9%	2.5%
Unsecured total	3.9%	3.8%	3.8%	3.7%	3.8%
Weighted Average	3.9%	3.9%	3.9%	3.7%	3.9%

(1) Washington REIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans (see page 10 of this Supplemental).
Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
December 31, 2018

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facility		Total Debt	Average Interest Rate
2019	$—	$—		$—		$—	—%
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(2)	—		150,000	2.7%
2022	44,517	300,000		—		344,517	4.0%
2023	—	250,000	(3)	188,000	(1)	438,000	3.1%
2024	—	—		—		—	—%
Thereafter	—	50,000		—		50,000	7.4%
Scheduled principal payments	$44,517	$1,000,000		$188,000		$1,232,517	3.9%
Scheduled amortization payments	12,853	—		—		12,853	4.8%
Net discounts/premiums	2,520	(1,189)		—		1,331
Loan costs, net of amortization	(98)	(3,414)		—		(3,512)
Total maturities	$59,792	$995,397		$188,000		$1,243,189	3.9%
Weighted average maturity = 3.7 years

(1)	Maturity date for credit facility of March 2023 assumes election of option for two additional 6-month periods.

(2)
Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate through the term loan maturity of March 2021.

(3)
Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for $150.0 million portion of the of the term loan. For the remaining $100.0 million portion of the term loan, Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate. The interest rates are fixed through the term loan maturity of July 2023.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended December 31, 2018	Covenant	Quarter Ended December 31, 2018	Covenant
% of Total Indebtedness to Total Assets(1)	39.8%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	4.2	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	1.9%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	33.6%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.77	≥ 1.50
% of Consolidated Secured Indebtedness to Gross Total Asset Value(3)	N/A	N/A	1.6%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	33.2%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.44	≥ 1.75

(1)  Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2)  Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3)  Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4)  Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6)  Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			12/31/2018		9/30/2018		6/30/2018		3/31/2018		12/31/2017
Market Data

Shares Outstanding			79,910		79,844		78,661		78,636		78,510
Market Price per Share			$23.00		$30.65		$30.33		$27.30		$31.12
Equity Market Capitalization			$1,837,930		$2,447,219		$2,385,788		$2,146,763		$2,443,231

Total Debt			$1,243,189		$1,238,671		$1,256,849		$1,348,416		$1,155,499
Total Market Capitalization			$3,081,119		$3,685,890		$3,642,637		$3,495,179		$3,598,730

Total Debt to Market Capitalization			0.40	:1	0.34	:1	0.35	:1	0.39	:1	0.32	:1

Earnings to Fixed Charges(1)			1.4x		1.4x		1.8x		1.2x		1.2x
Debt Service Coverage Ratio(2)			3.8x		3.7x		3.7x		3.6x		3.7x

Dividend Data
	Twelve Months Ended		Three Months Ended
	12/31/2018	12/31/2017	12/31/2018		9/30/2018		6/30/2018		3/31/2018		12/31/2017
Total Dividends Declared	$95,502	$92,834	$24,024		$24,057		$23,702		$23,719		$23,581
Common Dividend Declared per Share	$1.20	$1.20	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	64.5%	65.9%	65.2%		66.7%		62.5%		65.2%		68.2%
Payout Ratio (Core FAD per share basis)	78.4%	81.6%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended June 30, 2018 and December 31, 2017 include gains on the sale of real estate of $2.5M and $24.9 million respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2018 vs. 2017

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2018	2017	% Change	2018	2017	% Change
Cash Basis:
Multifamily	$14,806	$14,220	4.1%	$57,990	$56,153	3.3%
Office	20,383	19,048	7.0%	80,616	76,444	5.5%
Retail	11,641	11,245	3.5%	46,695	46,156	1.2%
Overall Same-Store Portfolio (1)	$46,830	$44,513	5.2%	$185,301	$178,753	3.7%

GAAP Basis:
Multifamily	$14,803	$14,212	4.2%	$57,980	$56,137	3.3%
Office	20,056	19,021	5.4%	79,742	76,330	4.5%
Retail	11,917	11,530	3.4%	47,548	47,204	0.7%
Overall Same-Store Portfolio (1)	$46,776	$44,763	4.5%	$185,270	$179,671	3.1%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Sold properties:
Multifamily - Walker House Apartments
Office - Braddock Metro Center and 2445 M Street

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2018
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$24,026	$32,498	$15,659	$—	$72,183
Non same-store (1)	—	10,718	—	—	10,718
Total	24,026	43,216	15,659	—	82,901

Real estate expenses
Same-store portfolio	9,223	12,442	3,742	—	25,407
Non same-store (1)	—	2,848	—	—	2,848
Total	9,223	15,290	3,742	—	28,255

Net Operating Income (NOI)
Same-store portfolio	14,803	20,056	11,917	—	46,776
Non same-store (1)	—	7,870	—	—	7,870
Total	$14,803	$27,926	$11,917	$—	$54,646

Same-store portfolio NOI (from above)	$14,803	$20,056	$11,917	$—	$46,776
Straight-line revenue, net for same-store properties	3	(379)	(157)	—	(533)
Amortization of acquired lease assets (liabilities) for same-store properties	—	69	(170)	—	(101)
Amortization of lease intangibles for same-store properties	—	637	51	—	688
Same-store portfolio cash NOI	$14,806	$20,383	$11,641	$—	$46,830
Reconciliation of NOI to net income:
Total NOI	$14,803	$27,926	$11,917	$—	$54,646
Depreciation and amortization	(8,080)	(19,191)	(3,652)	(186)	(31,109)
General and administrative	—	—	—	(5,352)	(5,352)
Interest expense	(522)	(304)	(151)	(11,520)	(12,497)
Net Income (loss)	6,201	8,431	8,114	(17,058)	5,688
Net income attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$6,201	$8,431	$8,114	$(17,058)	$5,688

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2017
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$23,201	$30,995	$15,569	$—	$69,765
Non same-store (1)	212	11,325	—	—	11,537
Total	23,413	42,320	15,569	—	81,302
Real estate expenses
Same-store portfolio	8,989	11,974	4,039	—	25,002
Non same-store (1)	111	4,337	—	—	4,448
Total	9,100	16,311	4,039	—	29,450
Net Operating Income (NOI)
Same-store portfolio	14,212	19,021	11,530	—	44,763
Non same-store (1)	101	6,988	—	—	7,089
Total	$14,313	$26,009	$11,530	$—	$51,852

Same-store portfolio NOI (from above)	$14,212	$19,021	$11,530	$—	$44,763
Straight-line revenue, net for same-store properties	7	(872)	(146)	—	(1,011)
Amortization of acquired lease assets (liabilities) for same-store properties	1	234	(187)	—	48
Amortization of lease intangibles for same-store properties	—	665	48	—	713
Same-store portfolio cash NOI	$14,220	$19,048	$11,245	$—	$44,513
Reconciliation of NOI to net income:
Total NOI	$14,313	$26,009	$11,530	$—	$51,852
Depreciation and amortization	(7,811)	(16,953)	(3,818)	(203)	(28,785)
General and administrative	—	—	—	(5,868)	(5,868)
Real estate impairment	—	—	—	(28,152)	(28,152)
Interest expense	(977)	(305)	(176)	(10,442)	(11,900)
Other income	—	—	—	298	298
Income tax expense	—	—	—	(23)	(23)
Gain on sale of real estate, continuing ops	—	—	—	24,915	24,915
Net income (loss)	5,525	8,751	7,536	(19,475)	2,337
Net income attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,525	$8,751	$7,536	$(19,475)	$2,337

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2018
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$95,194	$128,201	$63,222	$—	$286,617
Non same-store (1)	—	50,273	—	—	50,273
Total	95,194	178,474	63,222	—	336,890
Real estate expenses
Same-store portfolio	37,214	48,459	15,674	—	101,347
Non same-store (1)	21	14,862	—	—	14,883
Total	37,235	63,321	15,674	—	116,230
Net Operating Income (NOI)
Same-store portfolio	57,980	79,742	47,548	—	185,270
Non same-store (1)	(21)	35,411	—	—	35,390
Total	$57,959	$115,153	$47,548	$—	$220,660

Same-store portfolio NOI (from above)	$57,980	$79,742	$47,548	$—	$185,270
Straight-line revenue, net for same-store properties	7	(2,282)	(375)	—	(2,650)
Amortization of acquired lease assets (liabilities) for same-store properties	3	543	(679)	—	(133)
Amortization of lease intangibles for same-store properties	—	2,613	201	—	2,814
Same-store portfolio cash NOI	$57,990	$80,616	$46,695	$—	$185,301

Reconciliation of NOI to net income:
Total NOI	$57,959	$115,153	$47,548	$—	$220,660
Depreciation and amortization	(31,952)	(74,303)	(14,229)	(744)	(121,228)
General and administrative	—	—	—	(22,089)	(22,089)
Real estate impairment	—	—	—	(1,886)	(1,886)
Loss on extinguishment of debt	—	—	—	(1,178)	(1,178)
Interest expense	(3,283)	(1,208)	(643)	(46,010)	(51,144)
Gain on sale of real estate	—	—	—	2,495	2,495
Net Income (loss)	22,724	39,642	32,676	(69,412)	25,630
Net income attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$22,724	$39,642	$32,676	$(69,412)	$25,630

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2017
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$92,486	$123,625	$62,390	$—	$278,501
Non same-store (1)	2,764	43,813	—	—	46,577
Total	95,250	167,438	62,390	—	325,078
Real estate expenses
Same-store portfolio	36,349	47,295	15,186	—	98,830
Non same-store (1)	1,291	15,529	—	—	16,820
Total	37,640	62,824	15,186	—	115,650
Net Operating Income (NOI)
Same-store portfolio	56,137	76,330	47,204	—	179,671
Non same-store (1)	1,473	28,284	—	—	29,757
Total	$57,610	$104,614	$47,204	$—	$209,428

Same-store portfolio NOI (from above)	$56,137	$76,330	$47,204	$—	$179,671
Straight-line revenue, net for same-store properties	11	(3,612)	(407)	—	(4,008)
Amortization of acquired lease assets (liabilities) for same-store properties	5	920	(838)	—	87
Amortization of lease intangibles for same-store properties	—	2,806	197	—	3,003
Same-store portfolio cash NOI	$56,153	$76,444	$46,156	$—	$178,753
Reconciliation of NOI to Net Income
Total NOI	$57,610	$104,614	$47,204	$—	$209,428
Depreciation and amortization	(30,820)	(65,023)	(15,396)	(817)	(112,056)
General and administrative	—	—	—	(22,580)	(22,580)
Real Estate Impairment	—	—	—	(33,152)	(33,152)
Interest expense	(3,916)	(1,046)	(740)	(41,832)	(47,534)
Other income	—	—	—	507	507
Gain on sale of real estate	—	—	—	24,915	24,915
Income tax benefit	—	—	—	84	84
Net income (loss)	22,874	38,545	31,068	(72,875)	19,612
Net loss attributable to noncontrolling interests	—	—	—	56	56
Net income (loss) attributable to the controlling interests	$22,874	$38,545	$31,068	$(72,819)	$19,668

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

	Percentage of NOI
	Q4 2018	YTD 2018
DC
Multifamily	5.5%	5.3%
Office	25.6%	27.1%
Retail	1.7%	1.8%
	32.8%	34.2%

Maryland
Multifamily	1.4%	1.4%
Retail	13.0%	12.9%
	14.4%	14.3%

Virginia
Multifamily	20.2%	19.5%
Office	25.5%	25.1%
Retail	7.1%	6.9%
	52.8%	51.5%

Total Portfolio	100.0%	100.0%

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1), (2)
Sector	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Multifamily (calculated on a unit basis)	94.8%	95.3%	95.2%	95.2%	95.0%

Multifamily	94.8%	95.4%	95.2%	95.4%	94.1%
Office	91.7%	92.1%	92.7%	92.6%	92.0%
Retail	91.9%	94.3%	91.1%	91.1%	91.2%

Overall Portfolio	93.0%	94.0%	93.3%	93.3%	92.6%

	Ending Occupancy - All Properties
Sector	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Multifamily (calculated on a unit basis)	94.8%	95.3%	95.2%	95.2%	95.0%

Multifamily	94.8%	95.4%	95.2%	95.4%	94.1%
Office	92.3%	92.7%	93.1%	92.8%	90.1%
Retail	91.9%	94.3%	91.1%	91.1%	91.2%

Overall Portfolio	93.1%	94.1%	93.4%	93.3%	91.8%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Sold properties:
Office - Braddock Metro Center and 2445 M Street
Multifamily - Walker House Apartments
(2)   Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)", on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and retail properties includes temporary lease agreements.

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Multifamily (calculated on a unit basis)	95.0%	95.5%	94.8%	95.4%	94.8%

Multifamily	95.0%	95.6%	94.9%	95.4%	94.8%
Office	92.0%	92.2%	92.5%	92.5%	91.6%
Retail	92.7%	93.2%	91.1%	91.1%	92.2%

Overall Portfolio	93.4%	93.8%	93.1%	93.3%	93.0%

	Average Occupancy - All Properties
Sector	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Multifamily (calculated on a unit basis)	95.0%	95.5%	94.8%	95.4%	94.8%

Multifamily	95.0%	95.6%	94.9%	95.4%	94.8%
Office	92.6%	92.5%	93.0%	93.0%	89.8%
Retail	92.7%	93.2%	91.1%	91.1%	92.2%

Overall Portfolio	93.5%	93.8%	93.2%	93.4%	92.2%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Sold properties:
Multifamily - Walker House Apartments
Office - Braddock Metro Center and 2445 M Street

(2) Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)", on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Acquisition and Disposition Summary

Acquisition
	Location	Acquisition Date	Property Type	Square Feet	December 31, 2018 Leased Percentage	Contract Purchase Price (in thousands)
Arlington Tower	Arlington, Virginia	January 18, 2018	Office	391,000	95.3%	$250,000

Dispositions
	Location	Disposition Date	Property Type	Square Feet	Contract Sales Price (in thousands)	GAAP Gain
Braddock Metro Center	Alexandria, Virginia	January 19, 2018	Office	356,000	$93,000	$—
2445 M Street	Washington, DC	June 28, 2018	Office	292,000	101,600	2,495
				648,000	$194,600	$2,495

Development Summary
December 31, 2018

Development
Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Initial Occupancy

Trove (Wellington land parcel), Arlington, VA	401 units	$122,252	$53,424	Phase I - fourth quarter 2019 (2)
				Phase II - third quarter 2020 (2)

(1) Represents anticipated/actual cash expenditures, and excludes allocations of capitalized corporate overhead costs and interest.

(2) This development project has two phases: Phase I consists of 203 units and a garage, with garage delivery anticipated in first quarter 2019 and delivery of units anticipated to commence in fourth quarter 2019; Phase II consists of 198 units, with delivery of units anticipated to commence in third quarter 2020.

Multifamily Rental Rate Growth

Year over Year Rental Rate Growth	4th Quarter 2018	3rd Quarter 2018	2nd Quarter 2018	1st Quarter 2018	4th Quarter 2017

Overall	2.4%	2.3%	2.1%	2.0%	2.2%

Average Monthly Rent per Unit	4th Quarter 2018	4th Quarter 2017	% Change
Class A	2,338	2,297	1.8%

Class B	1,668	1,626	2.6%

Overall	1,775	1,733	2.4%

See Supplemental Definitions on page 33 for definition of same-store portfolio properties.

Commercial Leasing Summary - New Leases

	4th Quarter 2018				3rd Quarter 2018		2nd Quarter 2018		1st Quarter 2018		4th Quarter 2017
Gross Leasing Square Footage
Office	34,397				36,518		19,709		26,975		21,729
Retail	17,313				17,595		7,664		5,737		11,061
Total	51,710				54,113		27,373		32,712		32,790
Weighted Average Term (years)
Office	4.8				5.9		8.9		3.7		5.4
Retail	7.2				5.8		9.9		9.0		5.3
Total	5.6				5.9		9.2		4.6		5.4
Weighted Average Free Rent Period (months)
Office Buildings	3.9				4.7		9.0		3.6		3.7
Retail Centers	5.9				1.2		0.9		0.6		2.5
Total	4.2				3.9		7.0		3.1		3.4

Rental Rate Increases:	GAAP		CASH		GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office	$44.37		$43.50		$46.16	$46.17	$36.39	$34.19	$45.79	$47.35	$44.80	$47.40
Retail	22.50		24.95		30.33	28.48	31.17	28.67	52.65	48.87	25.39	25.27
Total	$37.05		$37.29		$41.01	$40.42	$34.92	$32.64	$46.99	$47.61	$38.25	$39.94

Rate on new leases
Office	$46.68		$44.54		$51.27	$47.84	$37.78	$34.13	$50.14	$48.38	$52.58	$50.19
Retail	19.82		18.30		31.87	29.60	33.34	29.35	50.03	44.20	27.45	26.46
Total	$37.69		$35.76		$44.96	$41.91	$36.53	$32.79	$50.12	$47.65	$44.11	$42.19

Percentage Increase
Office	5.2%		2.4%		11.1%	3.6%	3.8%	(0.2)%	9.5%	2.2%	17.4%	5.9%
Retail	(11.9)%	(1)	(26.7)%	(1)	5.1%	3.9%	7.0%	2.4%	(5.0)%	(9.6)%	8.1%	4.7%
Total	1.7%		(4.1)%		9.6%	3.7%	4.6%	0.4%	6.7%	0.1%	15.3%	5.6%

	Total Dollars		$ per Sq Ft		Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,506,929		$43.81		$2,227,661	$61.00	$1,235,164	$62.67	$792,950	$29.40	$1,378,204	$63.43
Retail Centers	147,345		8.51		339,198	19.28	73,320	9.57	393,000	68.50	54,410	4.92
Subtotal	$1,654,274		$31.99		$2,566,859	$47.44	$1,308,484	$47.80	$1,185,950	$36.25	$1,432,614	$43.69
Leasing Commissions
Office Buildings	$363,487		$10.57		$631,610	$17.30	$357,109	$18.12	$256,226	$9.49	$312,397	$14.38
Retail Centers	161,147		9.31		171,582	9.75	92,092	12.02	163,272	28.46	78,751	7.12
Subtotal	$524,634		$10.15		$803,192	$14.84	$449,201	$16.41	$419,498	$12.83	$391,148	$11.93
Tenant Improvements and Leasing Commissions
Office Buildings	$1,870,416		$54.38		$2,859,271	$78.30	$1,592,273	$80.79	$1,049,176	$38.89	$1,690,601	$77.81
Retail Centers	308,492		17.82		510,780	29.03	165,412	21.59	556,272	96.96	133,161	12.04
Total	$2,178,908		$42.14		$3,370,051	$62.28	$1,757,685	$64.21	$1,605,448	$49.08	$1,823,762	$55.62
(1) Rental rates on new retail leases decreased primarily due to the execution of two leases with service providers that are expected to further improve the merchandising mix and customer traffic at two of our shopping centers.

Commercial Leasing Summary - Renewal Leases

	4th Quarter 2018				3rd Quarter 2018		2nd Quarter 2018		1st Quarter 2018		4th Quarter 2017
Gross Leasing Square Footage
Office Buildings	90,567				36,869		10,603		69,593		49,090
Retail Centers	10,820				11,662		190,763		44,759		11,481
Total	101,387				48,531		201,366		114,352		60,571
Weighted Average Term (years)
Office Buildings	6.9				5.7		5.4		4.1		4.4
Retail Centers	7.3				6.3		4.9		5.5		7.7
Total	7.0				5.9		4.9		4.7		5.0
Weighted Average Free Rent Period (months)
Office Buildings	6.2				5.3		2.5		4.0		0.3
Retail Centers	0.1				—		—		—		1.5
Total	5.3				4.1		0.5		2.9		0.6

Rental Rate Increases:	GAAP		CASH		GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$50.69		$53.48		$40.09	$40.79	$42.67	$42.74	$41.34	$41.73	$34.21	$37.14
Retail Centers	63.34		67.98		39.01	42.35	9.56	9.70	21.00	21.73	32.21	32.49
Total	$52.04		$55.03		$39.83	$41.16	$11.31	$11.44	$33.38	$33.90	$33.86	$36.34

Rate on new leases
Office Buildings	$57.59		$52.42		$46.63	$43.15	$43.44	$41.08	$43.51	$41.32	$34.14	$32.60
Retail Centers	72.98		70.68		43.83	41.65	9.74	9.65	23.61	22.55	37.18	36.07
Total	$59.23		$54.37		$45.96	$42.79	$11.51	$11.31	$35.72	$33.97	$34.67	$33.20

Percentage Increase
Office Buildings	13.6%	(1)	(2.0)%	(1)	16.3%	5.8%	1.8%	(3.9)%	5.3%	(1.0)%	(0.2)%	(12.2)%
Retail Centers	15.2%		4.0%		12.3%	(1.6)%	1.8%	(0.5)%	12.4%	3.8%	15.4%	11.0%
Total	13.8%		(1.2)%		15.4%	3.9%	1.8%	(1.2)%	7.0%	0.2%	2.4%	(8.6)%

	Total Dollars		$ per Sq Ft		Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$4,642,226		$51.26		$1,192,536	$32.35	$484,793	$45.72	$1,085,517	$15.60	$687,818	$14.01
Retail Centers	15,000		1.39		—	—	10,000	0.05	100,000	2.23	—	—
Subtotal	$4,657,226		$45.94		$1,192,536	$24.57	$494,793	$2.46	$1,185,517	$10.37	$687,818	$11.36
Leasing Commissions
Office Buildings	$1,881,379		$20.77		$484,126	$13.13	$106,904	$10.08	$591,590	$8.50	$303,570	$6.18
Retail Centers	187,445		17.32		73,724	6.32	41,781	0.22	34,609	0.78	38,753	3.38
Subtotal	$2,068,824		$20.41		$557,850	$11.49	$148,685	$0.74	$626,199	$5.47	$342,323	$5.65
Tenant Improvements and Leasing Commissions
Office Buildings	$6,523,605		$72.03		$1,676,662	$45.48	$591,697	$55.80	$1,677,107	$24.10	$991,388	$20.19
Retail Centers	202,445		18.71		73,724	6.32	51,781	0.27	134,609	3.01	38,753	3.38
Total	$6,726,050		$66.34		$1,750,386	$36.06	$643,478	$3.20	$1,811,716	$15.84	$1,030,141	$17.01
(1) Rental rates on renewed office leases reflect the execution of a renewal for 42,000 square feet with one of our 10 largest tenants for a term of 11.25 years, as described in our Current Report on Form 8-K filed on November 26, 2018.

10 Largest Tenants - Based on Annualized Commercial Income
December 31, 2018

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	24	5.8%	210,354	3.8%
Atlantic Media, Inc.	1	106	3.7%	134,084	2.4%
Capital One	5	48	3.1%	148,742	2.7%
Booz Allen Hamilton, Inc.	1	85	2.4%	222,989	4.0%
Hughes Hubbard & Reed LLP	1	114	1.7%	59,154	1.1%
FBR Capital Markets & Company	1	34	1.5%	55,105	1.0%
Morgan Stanley Smith Barney Financing	1	66	1.5%	51,101	0.9%
Epstein, Becker & Green, P.C.	1	120	1.4%	55,318	1.0%
Promontory Interfinancial Network, LLC	1	95	1.1%	36,867	0.7%
Graham Holdings Company	1	71	1.1%	33,815	0.7%
Total/Weighted Average		69	23.3%	1,007,529	18.3%

Note: This table excludes short-term leases.

Industry Diversification - Office
December 31, 2018

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$43,618,018	29.70%	1,184,796	35.32%
Finance and Insurance	29,574,990	20.14%	599,424	17.87%
Other Services (except Public Administration)	20,270,701	13.81%	425,696	12.69%
Information	15,170,755	10.33%	298,621	8.90%
Legal Services	12,510,022	8.52%	245,465	7.32%
Health Care and Social Assistance	5,659,827	3.85%	154,598	4.61%
Public Administration	3,342,753	2.28%	74,203	2.21%
Retail Trade	2,931,975	2.00%	54,497	1.62%
Miscellaneous:
Construction	2,405,550	1.64%	46,679	1.39%
Manufacturing	2,136,770	1.46%	33,815	1.01%
Accommodation and Food Services	2,053,041	1.40%	55,075	1.64%
Educational Services	1,964,321	1.34%	54,518	1.63%
Other	5,189,770	3.53%	126,988	3.79%
Total	$146,828,493	100.00%	3,354,375	100.00%
Note: Federal government tenants comprise 1.5% of annualized base rental revenue.

Industry Diversification - Retail
December 31, 2018

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Retail:
Retail Trade	$27,655,604	54.62%	1,461,594	69.19%
Accommodation and Food Services	8,770,948	17.32%	248,208	11.75%
Finance and Insurance	4,177,341	8.25%	51,916	2.46%
Other Services (except Public Administration)	3,725,712	7.36%	117,380	5.56%
Arts, Entertainment, and Recreation	2,175,627	4.30%	118,458	5.61%
Health Care and Social Assistance	1,549,306	3.06%	36,747	1.74%
Miscellaneous:
Information	805,905	1.59%	18,367	0.87%
Wholesale Trade	473,544	0.94%	13,736	0.65%
Educational Services	359,043	0.71%	10,713	0.51%
Other	937,408	1.85%	35,155	1.66%
Total	$50,630,438	100.00%	2,112,274	100.00%

Lease Expirations
December 31, 2018

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2019	77	486,722	14.07%	$19,784,447	$40.65	11.69%
2020	56	457,135	13.21%	21,726,540	47.53	12.83%
2021	52	276,533	7.99%	11,295,945	40.85	6.67%
2022	44	444,473	12.85%	20,767,723	46.72	12.27%
2023	50	320,676	9.27%	15,856,876	49.45	9.37%
2024 and thereafter	164	1,474,170	42.61%	79,866,500	54.18	47.17%
	443	3,459,709	100.00%	$169,298,031	48.93	100.00%
Retail:
2019	30	99,455	4.70%	$2,975,256	$29.92	5.42%
2020	38	379,653	17.95%	6,767,170	17.82	12.32%
2021	27	233,161	11.02%	4,301,237	18.45	7.83%
2022	47	303,629	14.36%	8,365,331	27.55	15.23%
2023	48	405,193	19.16%	8,636,392	21.31	15.73%
2024 and thereafter	105	693,849	32.81%	23,871,788	34.40	43.47%
	295	2,114,940	100.00%	$54,917,174	25.97	100.00%
Total:
2019	107	586,177	10.52%	$22,759,703	$38.83	10.15%
2020	94	836,788	15.01%	28,493,710	34.05	12.71%
2021	79	509,694	9.14%	15,597,182	30.60	6.96%
2022	91	748,102	13.42%	29,133,054	38.94	12.99%
2023	98	725,869	13.02%	24,493,268	33.74	10.92%
2024 and thereafter	269	2,168,019	38.89%	103,738,288	47.85	46.27%
	738	5,574,649	100.00%	$224,215,205	40.22	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
December 31, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	74,000	95.7%	95.7%
Courthouse Square	Alexandria, VA	2000	1979	119,000	91.9%	91.9%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	91.7%	88.9%
Fairgate at Ballston	Arlington, VA	2012	1988	144,000	88.5%	86.9%
Arlington Tower	Arlington, VA	2018	1980/2014	391,000	95.3%	94.0%
Monument II	Herndon, VA	2007	2000	209,000	92.0%	88.5%
925 Corporate Drive	Stafford, VA	2010	2007	135,000	77.8%	77.8%
1000 Corporate Drive	Stafford, VA	2010	2009	137,000	51.2%	51.2%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	547,000	98.5%	96.6%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100.0%	100.0%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	95.0%	95.0%
1220 19th Street	Washington, DC	1995	1976	102,000	99.1%	98.0%
1776 G Street	Washington, DC	2003	1979	262,000	100.0%	100.0%
2000 M Street	Washington, DC	2007	1971	232,000	86.2%	86.2%
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000	95.5%	90.0%
1227 25th Street	Washington, DC	2011	1988	134,000	100.0%	100.0%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	100.0%	94.3%
1775 Eye Street, NW	Washington, DC	2014	1964	186,000	100.0%	100.0%
Watergate 600	Washington, DC	2017	1972/1997	278,000	96.7%	96.7%
Subtotal				3,735,000	93.6%	92.3%

(1) The leased and occupied square footage for office and retail properties includes temporary lease agreements.

Schedule of Properties
December 31, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000	100.0%	97.0%
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000	100.0%	100.0%
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	100.0%	100.0%
Concord Centre	Springfield, VA	1973	1960	75,000	70.6%	70.6%
Gateway Overlook	Columbia, MD	2010	2007	220,000	97.6%	97.6%
Frederick County Square	Frederick, MD	1995	1973	227,000	92.9%	92.9%
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000	90.8%	89.2%
Centre at Hagerstown	Hagerstown, MD	2002	2000	333,000	86.5%	86.5%
Olney Village Center	Olney, MD	2011	1979/2003	199,000	96.3%	94.2%
Randolph Shopping Center	Rockville, MD	2006	1972	82,000	81.8%	81.8%
Montrose Shopping Center	Rockville, MD	2006	1970	147,000	95.7%	95.7%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	95.0%	95.0%
Wheaton Park	Wheaton, MD	1977	1967	74,000	95.6%	92.3%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	88.5%	88.5%
Spring Valley Village	Washington, DC	2014	1941/1950/2018	85,000	85.2%	85.2%
Subtotal				2,338,000	92.6%	91.9%

(1) The leased and occupied square footage for office and retail properties includes temporary lease agreements.

Schedule of Properties
December 31, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	97.3%	95.9%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,001,000	97.0%	95.4%
Park Adams / 200	Arlington, VA	1969	1959	173,000	97.0%	95.5%
Bennett Park / 224	Arlington, VA	2007	2007	215,000	98.2%	97.3%
The Paramount /135	Arlington, VA	2013	1984	141,000	96.3%	93.3%
The Maxwell / 163	Arlington, VA	2014	2014	116,000	98.8%	95.7%
The Wellington / 711	Arlington, VA	2015	1960	600,000	96.3%	95.6%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	96.9%	92.7%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	97.3%	95.7%
Bethesda Hill Apartments /195	Bethesda, MD	1997	1986	225,000	95.4%	93.8%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	95.8%	93.2%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	92.2%	91.2%
Yale West / 216	Washington, DC	2014	2011	173,000	97.7%	96.3%
Subtotal (4,268 units)				3,594,000	96.5%	94.8%
TOTAL PORTFOLIO				9,667,000

(1) Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Supplemental Definitions
December 31, 2018

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, real estate impairment, casualty gain/loss, gain/loss on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expense and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis ending occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. Beginning in Q4 2018, in cases where the space has been remeasured in accordance with criteria set by the Building Owners and Managers Association ("BOMA"), the square feet former tenant's space is adjusted to be equivalent to the square feet of the new/renewing tenant's space.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.
Certain statements in our supplemental and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements in this supplemental preceded by, followed by or that include the words “believe,” “expect,” “intend,” “anticipate,” “potential,” “project,” “will” and other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, the potential for federal government budget reductions, the risk of failure to complete contemplated acquisitions and dispositions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2017 Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.